UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2021

BOXSCORE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-165972	22-3956444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3275 S Jones Blvd, Suite 104 Las Vegas, Nevada	89146
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 558-8363

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

BoxScore Brands, Inc. (the “Company”)

June 23, 2021

Item 5.02. Appointment of Certain Officers

Effective July 1, 2021, Patrick Avery, age 68, will be appointed as the Chief Operating Officer of BoxScore Brands, Inc.

Mr. Avery studied biology and chemistry at the University of Colorado in Boulder and civil engineering at Loyola Marymount University in Los Angeles, and he holds an MBA from Pepperdine University.

Patrick Avery has over 30 years of experience working in the industries of fertilizer, mining, specialty chemicals, petroleum, and construction/project management. For the first 15 years of his career, Mr. Avery worked for ARCO and Santa Fe Pacific Pipelines in refining and transportation. In the fertilizer industry, he worked for 11 years with JR Simplot, one of the largest privately held food and agribusiness companies in the USA, where he held senior positions across all key business units such as mining, manufacturing, supply chain, wholesale sales and energy management, managing over 1500 employees, three mines(two phosphate and one silica), and five major manufacturing facilities, and several warehouse/distribution locations, making dozens of products from chemical fertilizers, industrial products, and water treatment. Mr. Avery was also President of Intrepid Potash (NYSE:IPI), where he led all aspects of mining, manufacturing, logistics and sales. He has led several junior fertilizer companies through all key phases of growth and is currently a Board Member at Fertoz an AUS phosphate company with major assets in North America. More recently, Mr. Avery is the Principal and Owner of LDR Solution LLC, a consulting firm for major mining, chemical, fertilizer, project management and private equity companies.

As part of Mr. Avery’s compensation, he will receive a base salary of $84,000 per year with a discretionary bonus at the direction of the Board of Directors.

Item 9.01.  Financial Statements and Exhibits.

(a)	Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.	Description

10.1	Employment Agreement dated June 21, 2021 between BoxScore Brands, Inc. and Patrick Avery.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXSCORE BRANDS, INC.

Date: June 23, 2021	By:	/s/ Andrew Boutsikakis
Andrew Boutsikakis
President and Chief Executive Officer

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